Exhibit 10.2

CONSENT AND WAIVER TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent”) is dated as of May 6, 2019 (the “Effective Date”), among RIGNET, INC., a Delaware corporation (“Borrower”), certain subsidiaries of Borrower party hereto, as guarantors (“Guarantors”), the lenders from time to time party hereto (“Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Agent”), Swingline Lender and L/C Issuer. Capitalized terms used but not defined in this Consent have the meaning given them in the Credit Agreement (defined below).

RECITALS

A. Borrower, the Subsidiaries of Borrower party thereto as Guarantors, Agent, Swingline Lender, L/C Issuer and Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of November 6, 2017 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of February 13, 2019, and as may be further amended, restated or supplemented from time to time, the “Credit Agreement”).

B. Borrower and its Subsidiaries have incurred Indebtedness, including reimbursement obligations, in respect of performance bonds, surety bonds, and similar guarantee and indemnity agreements, which are furnished by the Borrower and its Subsidiaries under project contracts to ensure completion of their respective obligations in accordance with such project contracts and which are set forth more particularly on Schedule A attached hereto (the “Specified Contingent Bond Obligations”).

C. As a result of the incurrence by Borrower and its Subsidiaries of Specified Contingent Bond Obligations in excess of the limitations permitted under the Credit Agreement and the failure to report such Specified Contingent Bond Obligations in the calculation of Consolidated Funded Indebtedness (the “Specified Violations”), Events of Default have occurred and are continuing under the Credit Agreement.

D. Borrower has requested, and the Lenders have agreed to (i) waive any and all Events of Default arising from or occurring as a result of the Specified Violations prior to the date hereof, and (ii) consent to (x) up to and until June 30, 2019, the incurrence of the Specified Contingent Bond Obligations in an aggregate amount not to exceed $30,000,000 at any time, and (y) the exclusion of the Specified Contingent Bond Obligations from the calculation of Consolidated Funded Indebtedness set forth in the Compliance Certificate for the fiscal quarter ended March 31, 2019, delivered by Borrower to Agent pursuant to Section 6.02(a) of the Credit Agreement (collectively, the “Specified Consent”), in each case subject to the terms and conditions of this Consent.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1. Waiver of Events of Default. Subject to the terms and conditions set out in this Consent upon effectiveness of this Consent, Lenders hereby (a) waive any and all Events of Default arising from or occurring as a result of the Specified Violations prior to the Effective Date, including but not limited to the inaccuracy of any representations, warranties and certifications made by any of the Loan Parties as a result of the Specified Violations prior to the Effective Date and (b) agree not to exercise any of the rights or remedies available to Agent and Lenders under the Loan Documents solely as a result of the noncompliance described in the immediately preceding clause (a).

2. Specified Consent. Subject to the terms and conditions set out in this Consent upon effectiveness of this Consent, Lenders hereby grant and approve the Specified Consent.

3. Conditions. This Consent shall be effective as of the Effective Date once all of the following have been satisfied or delivered to Agent, in each case in form and substance satisfactory to Agent:

(a) this Consent executed by Borrower, Guarantors, Agent and at least the Required Lenders;

(b) payment to Agent’s outside counsel of its legal fees submitted by invoice on or prior to the Effective Date;

(c) payment to Agent of the fees set out in that separate letter agreement dated as of the Effective Date between Agent and the Borrower; and

(d) such other documents as Agent may request.

4. Representations and Warranties. Borrower and each Guarantor represents and warrants to the Agent and the Lenders on and as of the date hereof that (a) it possesses the requisite power and authority to execute and deliver this Consent, (b) this Consent has been duly authorized and approved by the requisite corporate action on the part of Borrower or such Guarantor, (c) no other consent of any Person (other than Agent and the Lenders) that has not been obtained is required for this Consent to be effective, (d) the execution and delivery of this Consent does not violate its organizational documents, (e) after giving effect to this Consent, the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Consent as though made on the date of this Consent (except to the extent that such representations and warranties speak to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (f) after giving effect to this Consent, it is in compliance with all covenants and agreements contained in each Loan Document to which it is a party, (g) after giving effect to this Consent, no Default or Event of Default has occurred and is continuing and (h) that each Loan Document to which it is a party remains in full force and effect and is the legal, valid, and binding obligations of Borrower or such Guarantor enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing.

5. FATCA. For the purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Consent, the Borrower and the Agent shall treat (and the Lenders hereby authorize the Agent to treat) the obligations of the Borrower set forth in the Credit Agreement, as modified by this Consent, as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

6. Scope of Consent; Reaffirmation. Except as expressly modified by this Consent, all references to the Credit Agreement shall refer to the Credit Agreement as affected by this Consent. Except as affected by this Consent, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as affected by this Consent) and any other Loan Document, the terms of the Credit Agreement (as affected by this Consent) shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement (as affected by this Consent). Except as set out in Sections 1 and 2, this Consent does not constitute a waiver of, or consent to, any present or future violation of, or noncompliance with, any provision of any Loan Document or a waiver of, or consent by Administrative Agent and Lenders’ right to insist upon strict compliance with each term, covenant, condition, and provision of the Loan Documents.

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7. Miscellaneous.

(a) Binding Effect. The Credit Agreement as affected by this Consent shall be binding upon and inure to the benefit of each of the undersigned and their respective legal representatives, successors and permitted assigns.

(b) No Waiver of Defaults. Except as expressly provided in Sections 1 and 2 of this Consent, this Consent does not constitute a waiver of, or a consent to, any present or future violation of or default under, any provision of the Loan Documents, or a waiver of Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(c) Form. Each agreement, document, instrument or other writing to be furnished the Agent or any Lender under any provision of this Consent must be in form and substance reasonably satisfactory to Agent.

(d) Headings. The headings and captions used in this Consent are for convenience only and will not be deemed to limit, amplify or modify the terms of this Consent, the Credit Agreement, or the other Loan Documents.

(e) Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Consent, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.

(f) Multiple Counterparts. This Consent may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Consent, or any certificate delivered hereunder, by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Consent. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower, each Guarantor, Agent, and each Lender. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g) Governing Law. This Consent and the other Loan Documents shall be construed, and their performance enforced, under Texas law.

8. Entirety. THIS CONSENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG BORROWER, GUARANTORS, LENDERS AND AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures are on the following pages.]

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This Consent is executed as of the Effective Date.

BORROWER:

RIGNET, INC.,
a Delaware corporation

By:
Name:
Title:

GUARANTORS:

LANDTEL, INC.,
a Delaware corporation

By:
Name:
Title:

RIGNET SATCOM, INC.,
a Delaware corporation

By:
Name:
Title:

LANDTEL COMMUNICATIONS, L.L.C.,
a Louisiana limited liability company

By:
Name:
Title:

Signature Page to

Consent and Waiver to Third Amended

and Restated Credit Agreement

AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Signature Page to

Consent and Waiver to Third Amended

and Restated Credit Agreement

LENDER:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender

By:
Name:
Title:

Signature Page to

Consent and Waiver to Third Amended

and Restated Credit Agreement

LENDER:

COMPASS BANK, as a Lender

By:
Name:
Title:

Signature Page to

Consent and Waiver to Third Amended

and Restated Credit Agreement

LENDER:

WOODFOREST NATIONAL BANK, as a Lender

By:
Name:
Title:

Signature Page to

Consent and Waiver to Third Amended

and Restated Credit Agreement

LENDER:

FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to

Consent and Waiver to Third Amended

and Restated Credit Agreement

SCHEDULE A

SPECIFIED CONTINGENT BOND OBLIGATIONS

(See attached.)